                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement              [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))


[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



------------------------------------------------------------------------------
                            THE FOREIGN & COLONIAL
                        EMERGING MIDDLE EAST FUND, INC.
------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

(5)  Total fee paid:

------------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

------------------------------------------------------------------------------

[ ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the form or schedule and the date of its filing.

------------------------------------------------------------------------------

(1)  Amount previously paid:

------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------

(3)  Filing Party:

------------------------------------------------------------------------------

(4)  Date Filed:

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

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.

                         1285 Avenue of the Americas
                           New York, New York 10019

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               January 7, 1997

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Wednesday, February 19, 1997, at 10:00 a.m., for the purposes of considering and voting upon:

     1. The election of directors (Proposal 1).

     2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1997 (Proposal 2).

     3. Any other business that may properly come before the meeting.

   The close of business on December 31, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                     BY ORDER OF THE BOARD OF DIRECTORS,


                               Michael Gabriel
                                  Secretary

                IMPORTANT: TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 REGISTRATION

CORPORATE ACCOUNTS                            VALID SIGNATURE
(1) ABC Corp. ........................        ABC Corp.
(2) ABC Corp. ........................        John Doe, Treasurer
(3) ABC Corp. ........................        John Doe
     c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan  ...        John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust ........................        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee .............        Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. .............        John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith ....................        John B. Smith, Jr., Executor

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                         1285 Avenue of the Americas
                           New York, New York 10019

                               PROXY STATEMENT

   This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Wednesday, February 19, 1997 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 7, 1997. THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND'S TRANSFER AGENT, BOSTON EQUISERVE, P.O. BOX 8200, BOSTON, MASSACHUSETTS 02266-8209, TOLL FREE TELEPHONE NUMBER 800 426-5523. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on December 31, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 2,807,169 shares of Common Stock outstanding.

   In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of at least a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

   Foreign & Colonial Emerging Markets Limited ("FCEM"), whose principal business address is Exchange House, Primrose Street, London, England EC2A 2NY, is the Fund's investment adviser. Mitchell Hutchins Asset Management Inc., whose principal business address is 1285 Avenue of the Americas, New York, New York 10019, is the Fund's administrator.

                                 PROPOSAL 1:
                            ELECTION OF DIRECTORS

   In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the meeting, stockholders will be asked to elect two Class I Directors to hold office until the Annual Meeting of Stockholders held in the year 2000 or thereafter when their respective successors are elected and qualified. The terms of office of the Class II and Class III Directors expire at the Annual Meeting of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

   The following table provides information concerning each nominee for election as a director:


   NOMINEES AND PRINCIPAL OCCUPATIONS      DIRECTOR          COMMON STOCK BENEFICIALLY OWNED, DIRECTLY
       DURING THE PAST FIVE YEARS           SINCE      AGE     OR INDIRECTLY, ON DECEMBER 1, 1996(A)
------------------------------------------------------------------------------------------------------
CLASS I NOMINEES TO SERVE UNTIL THE
2000 ANNUAL MEETING OF STOCKHOLDERS
-----------------------------------------------------------------------------------------------------
Albert Francke, III, Chairman of Audit       1994      62                       --
Committee; Of Counsel since January 1,
1997, Curtis, Mallet-Prevost, Colt &
Mosle (law firm), prior to which he was
a partner of the firm
-----------------------------------------------------------------------------------------------------
Walter M. Noel, Jr., Member of Audit         1994      66                       --
Committee; Principal, Walter Noel
Associates (1983-present) (investment
management consultant); Principal,
Fairfield Greenwich Group
(1987-present) (investment fund
manager); General Partner (1992-1996),
Limited Partner (1996-present), Fred
Kolber & Company (broker/dealer)
-----------------------------------------------------------------------------------------------------


   The following table provides information concerning the directors of the Fund serving until the 1998 and 1999 Annual Meetings of Stockholders.

   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR          COMMON STOCK BENEFICIALLY OWNED, DIRECTLY
        DURING THE PAST FIVE YEARS           SINCE      AGE     OR INDIRECTLY, ON DECEMBER 1, 1996(A)
------------------------------------------------------------------------------------------------------
CLASS II DIRECTORS SERVING UNTIL THE
1998 ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------------------------------
Audley W. Twiston Davies*, Chairman of        1994      46                       --
the Board and President; Managing
Director, Foreign & Colonial Emerging
Markets Limited (1987-present)
------------------------------------------------------------------------------------------------------
David C. Patterson, Member of Audit           1994      48                       --
Committee; Managing Director, Kaplan,
Choate & Co. (investment manager)
(1989-present)
------------------------------------------------------------------------------------------------------


   DIRECTORS AND PRINCIPAL OCCUPATIONS       DIRECTOR          COMMON STOCK BENEFICIALLY OWNED, DIRECTLY
        DURING THE PAST FIVE YEARS            SINCE      AGE     OR INDIRECTLY, ON DECEMBER 1, 1996(A)
-------------------------------------------------------------------------------------------------------
CLASS III DIRECTORS SERVING UNTIL THE
1999 ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------------------------------
Bassam Aburdene, Member of Audit               1994      48                         --
Committee; Corporate Finance Director,
Capital Trust Ltd. (investment manager
and consultant) (1985-present); Corporate
Finance Director, C.T. Capital Trust N.V.
(investment manager and consultant)
(1985-present)
-------------------------------------------------------------------------------------------------------
Fred Arthur Rank Packard*, London              1994      47                      6,300
Representative, Garantia Banking Ltd.
(1985-present); Chairman, Foreign &
Colonial Emerging Markets Limited
(1993-1996); Chairman, Antessa Investment
Management Ltd. (1990-1992)
-------------------------------------------------------------------------------------------------------


   * "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of his current and past affiliation with FCEM, the Fund's investment adviser.

   (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

   At December 1, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

   The following table sets forth the beneficial ownership of shares of the Fund, at December 1, 1996, by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                         NUMBER OF SHARES
       NAME OF BENEFICIAL OWNER         BENEFICIALLY OWNED   PERCENT
-----------------------------------------------------------------------
International Finance Corporation (1)        500,000          17.8%
-----------------------------------------------------------------------
Lazard Freres & Co. L.L.C. (2)               386,900          13.8


------------
   (1) Based solely upon information presented in Schedule 13D, dated November 14, 1994, filed by International Finance Corporation ("IFC"), IFC has sole voting and dispositive power as to all such shares.

   (2) Based solely upon information presented in Amendment No. 1 to
       Schedule 13G, dated November 13, 1996, filed by Lazard Freres & Co. L.L.C. ("Lazard"). Lazard is the beneficial owner of such shares as a result of acting as an investment adviser. Lazard has sole voting power as to 386,900 such shares and sole dispositive power as to 378,000 such shares.

In addition, at December 31, 1996, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 2,223,020 shares of the Fund, equal to 79.2% of the outstanding shares of the Fund.

   Until November 25, 1996, Mr. Packard, the former chairman of FCEM, had an indirect ownership interest in FCEM through his partial ownership of Garantia Banking Limited ("Garantia"), which was a 14.9% shareholder of Foreign & Colonial Emerging Markets (Holdings) Limited ("Holdings"). FCEM is a wholly-owned subsidiary of Holdings. In addition, Mr. Twiston Davies, a Managing Director of FCEM, had an indirect ownership interest in FCEM through his 10% interest in Holdings. The interests held by Garantia and Mr. Twiston Davies were purchased by Foreign & Colonial Management Limited ("FCM"). Holdings is now a wholly-owned subsidiary of FCM.

   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are chosen and qualified. In addition to Mr. Twiston Davies, the present executive officers of the Fund are:

  NAME AND PRINCIPAL OCCUPATIONS                            COMMON STOCK BENEFICIALLY OWNED, DIRECTLY
     DURING THE PAST FIVE YEARS          OFFICE       AGE     OR INDIRECTLY, ON DECEMBER 1, 1996(A)
------------------------------------------------------------------------------------------------------
Arnab Banerji, Chief Investment     Executive Vice    40                       --
Officer, Foreign & Colonial         President
Emerging Markets Limited            (since
(1993-present); Head of Emerging    commencement of
Markets, Citibank Global Asset      investment
Management (1991-1993)              operations)
----------------------------------------------------------------------------------------------------
Jeffrey Chowdhry, Senior Fund       Executive Vice    36                       --
Manager, Foreign & Colonial         President
Emerging Markets Limited            (since
(1994-present); Fund Manager and    September 10,
Director, BZW Investment            1996)
Management (1987-1994)
----------------------------------------------------------------------------------------------------
Ebru Ozsezgin, Fund Manager,        Vice President    27                       --
Foreign & Colonial Emerging         (since
Markets Limited (1996-present);     September 10,
Fund Manager, Framlington           1996)
Investment Management (1994-1996);
Analyst, Global Securities
-Istanbul (1990-1994).
----------------------------------------------------------------------------------------------------
Michael Gabriel, Chief Financial    Treasurer and     52                       --
Officer, Foreign & Colonial         Secretary
Emerging Markets Limited            (since
(1989-Present)                      commencement of
                                    investment
                                    operations)
----------------------------------------------------------------------------------------------------


   (A) The holdings of no executive officer represented more than 1% of the outstanding shares of the Fund. Each executive officer has sole voting and investment power with respect to the listed shares.

   Dr. Banerji and Messrs. Chowdhry and Gabriel are also directors of FCEM.

   The Fund's Audit Committee is composed of Messrs. Aburdene, Francke (Chairman), Noel and Patterson. The principal functions of the Audit Committee are to recommend to the Board of Directors the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended October 31, 1996. The Fund has no nominating or compensation committees.

   During the fiscal year ended October 31, 1996, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the annual meeting of stockholders information regarding compensation paid to directors by the Fund as well as by any other U.S. registered investment company advised by FCEM. The following table provides information concerning the compensation paid by the Fund for the fiscal year ended October 31, 1996 to each director of the Fund. None of the directors serve as directors of any other U.S. registered investment company advised by FCEM. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended October 31, 1996 by the Fund to Messrs. Twiston Davies and Packard, who, as current and former employees of FCEM, are interested persons under the 1940 Act (although they are, along with the other directors of the Fund, reimbursed for travel and out-of-pocket expenses incurred in connection with their attendance at meetings of the Fund's Board of Directors).

 NAME OF DIRECTOR     COMPENSATION FROM FUND
-------------------  ----------------------
Bassam Aburdene               $8,970
Albert Francke, III           $7,800
Walter M. Noel, Jr.           $7,800
David C. Patterson            $7,800

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who beneficially own more than ten percent of the Fund's Common Stock, FCEM, and affiliated persons of FCEM under the 1940 Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended October 31, 1996.

REQUIRED VOTE

   Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

                                 PROPOSAL 2:
             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountant to the Fund for the fiscal year ending October 31, 1997. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at October 31, 1996 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be present at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

   THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

   Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast.

                                OTHER BUSINESS

   The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                  PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next annual meeting of stockholders to be held in 1998 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 9, 1997.

                        EXPENSES OF PROXY SOLICITATION

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of FCEM or its respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Shareholder Communications Corp. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,500, plus disbursements.

January 7, 1997

             THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.

                        1285 AVENUE OF THE AMERICAS
                            NEW YORK, N.Y. 10019

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 19, 1997

         This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Audley W. Twiston Davies, Michael Gabriel and Jeffrey Chowdhry, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned at the Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. to be held at 425 Lexington Avenue, New York, New York on Wednesday, February 19, 1997, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 7, 1997 and upon all other matters properly coming before said meeting.

                               ---------------------
                               Please Mark, Sign,
                               Date and return this
                               Proxy Promptly Using
                               the Enclosed Envelope.
                               ----------------------

-------------------------------------------------------------------------------
Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted
FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.
        (continued, and to be signed and dated on the reverse side)
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

-----------------------------------------     ---------------------------------

-----------------------------------------     ---------------------------------

-----------------------------------------     ---------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

        THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND, INC.

RECORD DATE SHARES:



Please be sure to sign and date this Proxy.              Date          , 1997
       (include any applicable title(s))



    Stockholder sign here                           Joint-owner sign here

DETACH CARD




THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" PROPOSALS 1 (including all nominees for Director) AND 2.

1. Election of Directors.                                      With-   For All
   Class 1 to serve until 2000 Annual Meeting           For     hold    Except

                    Albert Francke, III               [ ]     [ ]       [  ]
                    Walter M. Noel, Jr.

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

                                                     For      Against   Abstain
2. Ratification of the selection of Price            [ ]       [ ]       [ ]
   Waterhouse LLP as the independent
   accountants of the Fund for the fiscal year ending October 31, 1997.

3. Any other business that may properly come before the meeting.

   Votes MUST be indicated (X) in Black or Blue ink.

   NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

   Mark box at right if an address change or comments have been noted    [ ]
   on the reverse side of this card.


                                                                 DETACH CARD